UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2013

Item 1. Reports to Stockholders.

5	31	2013

ANNUAL REPORT

Oppenheimer Global Multi Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/13

	Class A Shares of the Fund		S&P 500 Index	Barclays Global Aggregate Bond Index
	Without Sales Charge	With Sales Charge
1-Year	7.52%	1.34%	27.28%	–0.54%
5-Year	0.59	–0.59	5.43	3.95
Since Inception (3/5/07)	1.18	0.22	4.89	5.02

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Performance Discussion

Over the one-year reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 7.52%, while the S&P 500 Index returned 27.28% and the Barclays Global Aggregate Bond Index returned -0.54%.

MARKET OVERVIEW

In spite of the fear caused by the so-called U.S. fiscal cliff and related sequester, ongoing European concerns, China’s slowing growth, and continued deleveraging on every level, global equities generally rallied during the period. Central banks throughout the world announced new accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. In September 2012, the U.S. Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies, also known as “QE3”. The Fed later increased its monthly purchases to $85 billion. Meanwhile, the head of the European Central Bank (the “ECB”) had reassured investors that the ECB was committed to supporting the Eurozone, and the ECB signaled its conditional intention to purchase massive amounts of debt from troubled members of the European Union. Even in Japan, which had been mired in economic weakness for years, new

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	3

government leadership adopted economic policies and the central bank announced a massive quantitative easing program. Investors reacted positively to these measures, and while uncertainty over the outcome of the U.S. Presidential election resulted in some market volatility in early November, equity markets turned positive later in the month and rallied for the remainder of the period.

FUND REVIEW

Positive performing investment strategies for the Fund included Global Macro, Fixed-Income Alternatives and Volatility. Equity Market Neutral, another investment strategy of the Fund, detracted from Fund performance this period.

In terms of the positive contributing strategies, Global Macro, which involves investment in instruments across broad asset and/or sector classes, had the highest contribution to return. This strategy benefited from positions in high yield, bank loans and mortgage-related products. These areas rallied during the period as central bank action spurred investors to pursue yield. The Fund’s Fixed-Income Alternatives strategy involves investment in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe bonds. This strategy benefited from our security selection of catastrophe bonds. For example, our position in a distressed catastrophe bond rallied as the market came to the conclusion that the bond holders would eventually be paid in full. The strategy also benefited from positive security selection in our investment grade holdings. In Volatility, which involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets, we benefited from tactically selling volatility in the S&P 500 Index and key currencies at opportune times.

The Fund’s Equity Market Neutral strategy, which involves investment in equity securities while seeking to minimize systematic equity risk, detracted from performance as our security selection of equity stocks, both in the U.S. and abroad, did not perform well. The largest factor driving the negative results was the Fund’s mistimed exposures to certain sectors and industries. Some of our stock picks lagged because the sectors in which they belonged underperformed against the broad market. On the other hand, we were encouraged to find that the last six months of the period saw a reversal of this trend as our security selection process achieved better results.

STRATEGY & OUTLOOK

Continued aggressive central bank action in the U.S. has enabled U.S. equities to largely outperform other developed equity markets. The Fed has continued its ongoing quantitative easing program and Congress and the White House have reached a détente in terms of addressing the U.S. federal fiscal issues. On the other hand, the market has

4	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

become choppy over worries that the days of easy money may be over.

As we look ahead, we believe that the Fed’s days of bond buying are numbered because the economy is on the upswing. However, we also believe that the Fed will not aggressively pull back as the U.S. job market still needs additional time to lower the overall unemployment rate. In our opinion, labor formation should continue to rise but progress will remain slowed.

On the international side, emerging markets may once again become the place to find opportunities as the recent stimulus by the U.S. and Japan appear to be peaking and investors are looking to re-allocate risk. But investors should pay attention to currency effects as many countries have been devaluing their currencies as a way of stimulating growth.

Under such conditions, we believe the market will continue to rise but that the upward path of prices will be volatile. We believe outperformance can be achieved through stock selection strategies, as correlations between individual stocks currently remain low. We expect interest rates to continue to rise and that bonds will lose more of their allure to equities. We also believe credit will continue to produce positive excess returns but with high volatility there will be the need to have premiums rise to offset the rise in risk.

At the same time, we think volatility will remain elevated for currencies given current macroeconomic conditions, and that currency options markets may provide an opportunity to exploit this volatility.

Caleb Wong Portfolio Manager

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	5

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	32.3%
Money Market Fund	24.5
Event-Linked Bonds	15.8
Domestic Fixed Income Funds	10.1
Common Stocks	8.4
U.S. Government Obligations	6.4
Mortgage-Backed Obligations	1.4
Options Purchased	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Institutional Money Market Fund, Cl. E	23.7%
U.S. Treasury Bills, 0.124%, 3/6/14	6.2
Oppenheimer Master Loan Fund, LLC	4.9
PowerShares Senior Loan Portfolio	4.9
Standard & Poor’s 500 Index (The) Put, 8/16/13	1.1
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22	0.8
Banco BMG SA, 8.875% Unsec. Sub. Nts., 8/5/20	0.8
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.50%, 5/9/16	0.8
Vita Capital IV Ltd. Catastrophe Linked Nts., 3.876%, 1/15/15	0.8
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.50%, 5/3/16	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on net assets.

6	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/13

	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	7.52%	0.59%	1.18%
Class C (OARCX)	1/27/12	6.59%	N/A	4.67%
Class I (OAIIX)	1/27/12	7.81%	N/A	5.82%
Class Y (OARYX)	1/27/12	7.33%	N/A	5.43%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/13
	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	1.34%	–0.59%	0.22%
Class C (OARCX)	1/27/12	5.59%	N/A	4.67%
Class I (OAIIX)	1/27/12	7.81%	N/A	5.82%
Class Y (OARYX)	1/27/12	7.33%	N/A	5.43%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities, and the Barclays Global Aggregate Bond Index, a broad-based measure of the global investment-grade fixed-rate debt markets. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	7

prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	9

Fund Expenses  (Continued)

Actual	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During 6 Months Ended May 31, 2013
Class A	$1,000.00	$1,021.30	$6.98
Class C	1,000.00	1,017.00	11.33
Class I	1,000.00	1,022.50	5.51
Class Y	1,000.00	1,019.10	6.01

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.05	6.97
Class C	1,000.00	1,013.76	11.31
Class I	1,000.00	1,019.50	5.50
Class Y	1,000.00	1,019.00	6.01

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.38%
Class C	2.24
Class I	1.09
Class Y	1.19

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Consolidated “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS    May 31, 2013

	Shares	Value

Common Stocks—8.1%
Consumer Discretionary—0.6%
Diversified Consumer Services—0.1%
Stewart Enterprises, Inc.	7,650	$99,450
Leisure Equipment & Products—0.1%
Meade Instruments Corp.[1]	29,000	99,760
Specialty Retail—0.2%
rue21, inc.[1]	2,390	100,356
Textiles, Apparel & Luxury Goods—0.2%
True Religion Apparel, Inc.	3,160	100,614
Consumer Staples—0.3%
Food Products—0.3%
Overhill Farms, Inc.[1]	20,000	99,000
Smithfield Foods, Inc.[1]	2,950	97,173

		196,173
Energy—0.2%
Energy Equipment & Services—0.2%
Lufkin Industries, Inc.	1,140	100,616
Financials—5.6%
Capital Markets—0.1%
Goldman Sachs Group, Inc. (The)[2]	395	64,022
Commercial Banks—0.1%
Commerce National Bank[1]	6,640	98,272
Insurance—0.2%
National Financial Partners Corp.[1]	4,000	100,840
Real Estate Investment Trusts (REITs)—5.2%
American Capital Agency Corp.[2]	12,700	327,660
Annaly Mortgage Management, Inc.[2]	23,704	321,900
Anworth Mortgage Asset Corp.[2]	58,541	329,586
ARMOUR Residential REIT, Inc.[2]	62,892	324,523
Capstead Mortgage Corp.[2]	27,300	335,244
Chimera Investment Corp.[2]	104,927	320,027
Hatteras Financial Corp.[2]	13,048	336,899
Invesco Mortgage Capital, Inc.[2]	17,695	330,012
MFA Mortgage Investments, Inc.[2]	36,736	322,542
MPG Office Trust, Inc.[1]	31,950	100,004
Resource Capital Corp.[2]	52,056	322,227

		3,370,624
Health Care—0.3%
Health Care Equipment & Supplies—0.1%
Conceptus, Inc.[1]	3,233	100,158

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	11

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value

Life Sciences Tools & Services—0.2%
Life Technologies Corp.[1]	1,365	$101,147
Industrials—0.2%
Aerospace & Defense—0.2%
Aerosonic Corp.[1]	12,935	100,246
Information Technology—0.5%
Electronic Equipment, Instruments & Components—0.2%
Power-One, Inc.[1]	15,800	100,014
Internet Software & Services—0.1%
SoundBite Communications, Inc.	20,000	99,200
Software—0.2%
BMC Software, Inc.[1]	2,190	99,196
Veramark Technologies, Inc.[1]	40,000	38,680

		137,876
Materials—0.2%
Metals & Mining—0.1%
Hondo Minerals Corp.[1]	200,000	38,000
Paper & Forest Products—0.1%
Buckeye Technologies, Inc.	2,665	99,325
Telecommunication Services—0.1%
Diversified Telecommunication Services—0.1%
Multiband Corp.[1]	31,000	99,510
Utilities—0.1%
Electric Utilities—0.1%
NV Energy, Inc.	4,166	97,641

Total Common Stocks (Cost $5,491,843)		5,303,844

	Principal Amount
Mortgage-Backed Obligations—1.4%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 177, Cl. IO, 4.887%, 7/1/26[3]	$340,206	41,079
Series 2601, Cl. GS, 0%, 11/15/17[3,4]	80,052	2,377
Series 2639, Cl. SA, 0%, 7/15/22[3,4]	72,893	3,219
Series 2815, Cl. PT, 18.029%, 11/15/32[3]	260,676	33,954
Series 2922, Cl. SE, 8.874%, 2/15/35[3]	36,904	6,657
Series 3005, Cl. WI, 0%, 7/15/35[3,4]	134,642	7,085
Series 3201, Cl. SG, 6.039%, 8/15/36[3]	191,974	38,033
Series 3606, Cl. SN, 9.241%, 12/15/39[3]	228,000	34,065
Series 3736, Cl. SN, 10.508%, 10/15/40[3]	407,830	58,315
Trust 2003-33, Cl. IA, 8.107%, 5/25/33[3]	93,914	14,524
Trust 2003-52, Cl. NS, 8.614%, 6/25/23[3]	145,371	20,619
Trust 2004-56, Cl. SE, 12.673%, 10/25/33[3]	183,201	35,373
Trust 2005-12, Cl. SC, 10.892%, 3/25/35[3]	18,308	3,640
Trust 2005-14, Cl. SE, 23.643%, 3/25/35[3]	308,921	52,378
Trust 2005-6, Cl. SE, 16.704%, 2/25/35[3]	300,463	49,538
Trust 2005-87, Cl. SE, 14.724%, 10/25/35[3]	251,379	37,271
Trust 2006-51, Cl. SA, 9.057%, 6/25/36[3]	80,789	14,105

12	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Mortgage-Backed Obligations Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2006-53, Cl. US, 11.178%, 6/25/36[3]	$200,006	$28,664
Trust 2007-88, Cl. XI, 29.189%, 6/25/37[3]	421,751	64,945
Trust 2010-116, Cl. BI, 13.612%, 8/1/20[3]	636,900	60,733
Trust 2011-96, Cl. SA, 7.044%, 10/25/41[3]	905,577	153,151
Trust 3031, Cl. BI, 0%, 8/15/35[3,4]	383,984	75,578
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 11.542%, 10/16/29[3]	331,846	72,044

Total Mortgage-Backed Obligations (Cost $947,656)		907,347
U.S. Government Obligations—6.2%
U.S. Treasury Bills, 0.124%, 3/6/14[5] (Cost $4,046,168)	4,050,000	4,046,975
Non-Convertible Corporate Bonds and Notes—31.2%
Consumer Discretionary—3.2%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8% Sr. Unsec. Nts., 1/15/18[2]	200,000	212,500
Automobiles—0.4%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25% Sec. Nts., 6/15/21[2]	200,000	227,000
Diversified Consumer Services—0.4%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[2,6]	250,000	281,250
Hotels, Restaurants & Leisure—0.6%
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18[2]	250,000	156,250
MGM Resorts International, 7.75% Sr. Unsec. Unsub. Nts., 3/15/22	200,000	229,000

		385,250
Media—1.2%
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[6,10]	250,000	27,500
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21[2]	250,000	249,375
Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[6]	200,000	212,000
Univision Communications, Inc., 6.75% Sr. Sec. Nts., 9/15/22[6]	250,000	270,000

		758,875
Specialty Retail—0.3%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[2,6]	200,000	226,000
Consumer Staples—1.6%
Food & Staples Retailing—0.4%
US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	250,000	269,063
Food Products—1.2%
Del Monte Corp., 7.625% Sr. Unsec. Nts., 2/15/19[2]	250,000	260,313
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[7]	500,000	490,313
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	50,000	55,938

		806,564

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	13

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Energy—5.8%
Energy Equipment & Services—0.8%
Expro Finance Luxembourg SCA, 8.50% Sr. Sec. Nts., 12/15/16[6]	$250,000	$263,750
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	271,250

		535,000
Oil, Gas & Consumable Fuels—5.0%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[2,6]	450,000	488,250
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21[2]	250,000	222,500
EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr . Unsec. Nts., 5/1/20[2]	250,000	284,688
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21[2,6]	250,000	255,625
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20[2]	200,000	220,000
NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[6]	200,000	211,000
OGX Petroleo e Gas Participacoes SA, 8.50% Sr. Unsec. Nts., 6/1/18[6]	750,000	435,000
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	450,000	478,688
Sabine Pass LNG LP, 7.50% Sr. Sec. Nts., 11/30/16[2]	100,000	112,000
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	250,000	261,875
SandRidge Energy, Inc., 7.50% Sr. Unsec. Unsub. Nts., 3/15/21	250,000	258,750
		3,228,376
Financials—6.2%
Capital Markets—0.7%
RBS Global, Inc./Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18	200,000	217,500
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	250,000	260,313
		477,813
Commercial Banks—4.8%
Banco BMG SA, 8.875% Unsec. Sub. Nts., 8/5/20[6]	550,000	537,625
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[6,8]	300,000	358,500
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[6]	500,000	550,000
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[6]	425,000	488,538
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[6]	200,000	225,638
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[6,9]	450,000	463,500
Royal Bank of Scotland Group plc, 6.125% Unsec. Sub. Nts., 12/15/22	250,000	258,819
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000	222,500
		3,105,120
Real Estate Investment Trust (REITs)—0.3%
Weyerhaeuser Co., 7.375% Debs., 3/15/32	160,000	212,696
Real Estate Management & Development—0.4%
Evergrande Real Estate Ltd., 13% Sr. Unsec. Unsub. Bonds, 1/27/15[6]	250,000	268,750

14	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Health Care—1.8%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	$50,000	$54,688
Health Care Equipment & Supplies—0.4%
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18[2]	250,000	271,875
Health Care Providers & Services—0.9%
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Unsub. Nts., 11/15/19[2]	250,000	276,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	250,000	266,563
		542,813
Pharmaceuticals—0.4%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	250,000	277,031
Industrials—2.4%
Aerospace & Defense—0.4%
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	250,000	274,063
Air Freight & Logistics—0.4%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	250,000	269,375
Machinery—0.8%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[6]	250,000	261,250
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[6]	250,000	265,625
		526,875
Trading Companies & Distributors—0.8%
Air Lease Corp., 6.125% Sr. Unsec. Nts., 4/1/17[2]	200,000	216,500
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	200,000	237,750
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	50,000	55,625
		509,875
Information Technology—1.8%
Communications Equipment—1.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[2,6]	250,000	234,375
CommScope, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19[2,6]	250,000	275,000
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29[2]	250,000	201,875
		711,250
IT Services—0.3%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21[2]	200,000	219,500
Software—0.4%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19[2]	200,000	226,500
Materials—4.3%
Chemicals—1.2%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18[2]	250,000	262,188

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	15

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Chemicals Continued
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	$250,000	$270,625
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[6]	250,000	249,688
		782,501
Construction Materials—0.4%
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[2,6]	250,000	266,250
Metals & Mining—2.7%
ArcelorMittal, 5.50% Sr. Unsec. Unsub. Nts., 3/1/21	250,000	260,625
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]	300,000	292,500
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[6]	450,000	456,750
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[6]	200,000	199,500
Inmet Mining Corp., 8.75% Sr. Unsec. Nts., 6/1/20[6]	250,000	270,625
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	280,625

		1,760,625
Telecommunication Services—2.9%
Diversified Telecommunication Services—1.3%
CenturyLink, Inc., 5.80% Sr. Unsec. Unsub. Nts., 3/15/22	250,000	256,875
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20[2]	250,000	287,500
Level 3 Financing, Inc., 8.125% Sr. Unsec. Unsub. Nts., 7/1/19[2]	250,000	271,875

		816,250
Wireless Telecommunication Services—1.6%
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20[2]	250,000	250,625
NII Capital Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/1/21	250,000	209,375
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Sec. Nts., 2/2/21[6]	300,000	332,325
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[6]	250,000	264,375

		1,056,700
Utilities—1.2%
Electric Utilities—0.6%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17[2,10]	250,000	144,375
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20[2]	250,000	285,938

		430,313
Energy Traders—0.6%
Intergen NV, 9% Sr. Sec. Bonds, 6/30/17[6]	250,000	257,813
NRG Energy, Inc., 7.625% Sr. Unsec. Nts., 1/15/18	100,000	113,250

		371,063

Total Non-Convertible Corporate Bonds and Notes (Cost $20,281,738)		20,361,804

16	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount		Value

Event-Linked Bonds—15.2%
Earthquake—3.2%
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.50%, 5/3/16[6,9]	$506,000		$506,263
Embarcadero Re Ltd. Catastrophe Linked Nts.: 6.60%, 8/4/14[6,9]	250,000		255,649
7.384%, 2/13/15[6,9]	250,000		258,625
Golden State Re Ltd. Catastrophe Linked Nts., 3.75%, 1/8/15[6,9]	250,000		256,600
Kibou Ltd. Catastrophe Linked Nts., 5.316%, 2/16/15[6,9]	250,000		260,425
LakeSide Re III Ltd. Catastrophe Linked Nts., 8.056%, 1/8/16[6,9]	250,000		264,700
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts., 8%, 12/4/15[6,9]	250,000		260,600

			2,062,862
Longevity—0.8%
Vita Capital IV Ltd. Catastrophe Linked Nts., 3.876%, 1/15/15[6,9]	500,000		507,950
Multiple Event—4.3%
Blue Danube II Ltd. Catastrophe Linked Nts., 4.368%, 5/23/16[6,9]	297,000		296,941
Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.85%, 4/7/17[6,9]	410,000		410,779
Combine Re Ltd. Catastrophe Linked Nts.: 10.046%, 1/7/15[6,9]	275,000		298,155
17.796%, 1/7/15[6,9]	250,000		276,250
East Lane Re Ltd. Catastrophe Linked Nts., 6.716%, 3/13/15[2,6,9]	250,000		259,025
Lodestone Re Ltd. Catastrophe Linked Nts., Series A-2, 7.25%, 1/8/14[9]	250,000		250,625
Mystic Re Ltd. Catastrophe Linked Nts., 12.056%, 3/12/15[6,9]	250,000		266,875
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.: 8.091%, 6/6/18[6,9]	250,000		273,525
8.991%, 12/6/15[6,9]	250,000		257,175
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 4.50%, 12/6/16[6,9]	250,000		254,374

			2,843,724
Other—0.8%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.216%, 1/15/17[6,9]	250,000		262,100
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.796%, 1/9/16[6,9]	250,000		257,725

			519,825
Windstorm—6.1%
Armor Re Ltd. Catastrophe Linked Nts., 4.25%, 5/14/14[7,9]	279,000		279,851
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[6,9]	250,000	EUR	331,046
Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[6,9]	250,000	EUR	338,802
East Lane Re Ltd. Catastrophe Linked Nts., 10.816%, 3/16/16[6,9]	250,000		272,200
Everglades Re Ltd. Catastrophe Linked Nts., 17.75%, 4/30/14[6,9]	250,000		265,225
Johnston Re Ltd. Catastrophe Linked Nts., 7.666%, 5/8/14[6,9]	250,000		257,000
Longpoint Re III Ltd. Catastrophe Linked Nts., 6%, 6/12/15[6,9]	250,000		260,950
Longpoint Re Ltd. Catastrophe Linked Nts., 5.466%, 12/18/13[6,9]	350,000		352,590

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	17

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

			Principal Amount		Value

Windstorm Continued
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts.:
7.75%, 12/4/15[6,9]			$250,000		$259,550
7.50%, 12/4/15[6,9]			250,000		260,950
Pelican Re Ltd. Catastrophe Linked Nts., 13.811%, 4/13/15[6,9]			250,000		267,975
Pylon II Capital Ltd. Catastrophe Linked Nts., Series A, 5.603%, 5/5/16[6,9]			250,000	EUR	340,318
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.50%, 5/9/16[6,9]			500,000		513,400

					3,999,857

Total Event-Linked Bonds (Cost $9,817,840)					9,934,218
	Expiration Date	Strike Price	Contracts
Options Purchased—1.1%
Standard & Poor’s 500 Index (The) Put[1] (Cost $800,486)	8/16/13	$1,620	160		677,600

			Shares
Investment Companies—33.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[11,12]			15,430,912		15,430,912
Oppenheimer Master Loan Fund, LLC[11]			235,521		3,205,846
PowerShares Senior Loan Portfolio, Exchange Traded Fund[2]			127,060		3,186,665

Total Investment Companies (Cost $21,792,793)					21,823,423
Total Investments, at Value (Cost $63,178,524)			96.7%		63,055,211
Other Assets Net of Liabilities			3.3		2,136,002

Net Assets			100.0%		$65,191,213

Footnotes to Consolidated Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR	Euro

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $12,802,191. See Note 6 of the accompanying Notes.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $907,347 or 1.39% of the Fund’s net assets as of May 31, 2013.

4. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $467,650. See Note 6 of the accompanying Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,555,807 or 30.00% of the Fund’s net assets as of May 31, 2013.

18	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

7. Restricted security. The aggregate value of restricted securities as of May 31, 2013 was $770,164, which represents 1.18% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Armor Re Ltd. Catastrophe Linked Nts., 4.25%, 5/14/14	5/8/13	$279,000	$279,851	$851
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20	4/16/13	502,468	490,313	(12,155)

		$781,468	$770,164	$(11,304)

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Represents the current interest rate for a variable or increasing rate security.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions		Shares May 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	1,281,036	72,078,262	57,928,386		15,430,912
Oppenheimer Master Event-Linked Bond Fund, LLC	309,555	84,920	394,475		—
Oppenheimer Master Loan Fund, LLC	269,656	202,071	236,206		235,521

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$15,430,912	$13,588		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		—	147,444	[a]	60,505 [a]
Oppenheimer Master Loan Fund, LLC		3,205,846	164,048	[b]	(7,013)[b]

		$18,636,758	$325,080		$53,492

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield as of May 31, 2013.

	Principal Amount Sold Short	Value
Mortgage-Backed Obligations Sold Short—(2.5)%
Federal National Mortgage Assn.: 2.50%, 6/1/28[a]	$(33,000)	$(33,682)
3%, 6/1/43[a]	(116,000)	(116,544)
4.50%, 6/1/43[a]	(279,000)	(298,181)
5%, 6/1/43[a]	(194,000)	(209,255)
5.50%, 6/1/42[a]	(253,000)	(274,110)
Federal National Mortgage Assn., 15 yr.: 3%, 6/1/28[a]	(70,000)	(72,855)
3.50%, 6/1/28[a]	(40,000)	(42,088)
4%, 6/1/28[a]	(94,000)	(99,820)
Federal National Mortgage Assn., 30 yr.: 3.50%, 6/1/43[a]	(230,000)	(238,239)
4%, 6/1/43[a]	(232,000)	(244,597)

Total Mortgage-Backed Obligations Sold Short (Proceeds $1,649,518)		$(1,629,371)

a. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 31, 2013. See Note 1 of the accompanying Notes.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	19

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$49,485,856	78.5%
Brazil	2,826,413	4.5
Mexico	1,256,725	2.0
European Union	1,010,166	1.6
United Kingdom	1,009,457	1.6
Russia	820,575	1.3
Cayman Islands	784,725	1.2
Luxembourg	779,688	1.2
India	744,125	1.2
Ukraine	689,813	1.1
Supranational	559,041	0.9
Bermuda	506,263	0.8
Venezuela	478,688	0.8
Australia	292,500	0.5
Canada	270,625	0.4
China	268,750	0.4
Italy	264,375	0.4
Japan	260,425	0.4
The Netherlands	257,813	0.4
Turkey	222,500	0.4
Ireland	212,000	0.3
Spain	54,688	0.1

Total	$63,055,211	100.0%

Forward Currency Exchange Contracts as of May 31, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank plc
Russian Ruble (RUR)	Buy	44,500	RUR	7/22/13	$1,379,348	$ —	$21,186
Citibank NA:
Euro (EUR)	Sell	35	EUR	6/17/13	45,496	—	237
Hungarian Forint (HUF)	Buy	35,000	HUF	6/7/13	153,240	—	1,234
Japanese Yen (JPY)	Buy	65,000	JPY	6/17/13	647,100	12,949	—
Polish Zloty (PLZ)	Buy	890	PLZ	6/7/13	270,454	—	10,121

						12,949	11,592
Credit Suisse International:
Euro (EUR)	Sell	775	EUR	8/16/13	1,007,777	—	2,159
New Turkish Lira (TRY)	Buy	460	TRY	6/7/13	245,432	—	10,011

						—	12,170
Deutsche Bank AG:
New Zealand Dollar (NZD)	Buy	1,670	NZD	7/22/13	1,322,500	—	31,233
Swiss Franc (CHF)	Sell	5	CHF	6/17/13	5,230	—	72

						—	31,305
Goldman Sachs Bank USA
Japanese Yen (JPY)	Sell	170,000	JPY	6/17/13	1,692,416	—	16,304

20	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank NA:
Japanese Yen (JPY)	Buy	224,000	JPY	6/3/13-6/4/13	$2,229,886	$13,402	$—
Japanese Yen (JPY)	Sell	224,000	JPY	6/3/13-6/4/13	2,229,886	—	21,462

						13,402	21,462
Nomura Global Financial Products, Inc.:
Australian Dollar (AUD)	Buy	1,385	AUD	7/22/13	1,320,387	—	26,790
Australian Dollar (AUD)	Sell	55	AUD	6/17/13	52,571	556	—
British Pound Sterling (GBP)	Buy	150	GBP	6/17/13	227,884	—	1,036
Canadian Dollar (CAD)	Sell	655	CAD	6/17/13	631,530	16,821	—
Euro (EUR)	Sell	3,015	EUR	6/17/13	3,919,115	—	37,372
Japanese Yen (JPY)	Sell	166,000	JPY	6/17/13	1,652,595	—	28,202
Swiss Franc (CHF)	Sell	155	CHF	6/17/13	162,118	—	2,921

						17,377	96,321
State Street Bank:
Australian Dollar (AUD)	Buy	110	AUD	6/17/13	105,142	—	2,203
British Pound Sterling (GBP)	Sell	5	GBP	6/17/13	7,596	—	41
Canadian Dollar (CAD)	Buy	880	CAD	6/17/13	848,468	—	11,214
Czech Koruna (CZK)	Buy	4,200	CZK	6/7/13	212,192	—	481
Mexican Nuevo Peso (MXN)	Buy	6,600	MXN	6/7/13	516,145	—	28,830
South African Rand (ZAR)	Buy	1,260	ZAR	6/7/13	125,095	—	13,947

						—	56,716
The Royal Bank of Scotland plc:
Australian Dollar (AUD)	Sell	225	AUD	6/17/13	215,063	1,620	—
British Pound Sterling (GBP)	Sell	580	GBP	6/17/13	881,152	—	7,820
Canadian Dollar (CAD)	Sell	905	CAD	6/17/13	872,572	—	2,091

						1,620	9,911

Total unrealized appreciation and depreciation						$45,348	$276,967

Futures Contracts as of May 31, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Coffee ‘C’	Buy	7	7/19/13	$333,507	$(35,774)
Corn	Buy	10	7/12/13	331,000	7,476
Cotton No. 2	Buy	8	7/09/13	317,440	(40,946)
Gold (100 oz.)	Sell	2	8/28/13	278,600	10,056
Lean Hogs	Sell	9	6/14/13	344,250	(14,812)
Live Cattle	Sell	7	8/30/13	337,260	7,414
London Metal Exchange Nickel	Buy	4	6/17/13	354,384	(1,972)
Natural Gas	Sell	7	6/26/13	278,880	31,626
Silver	Buy	3	7/29/13	333,645	(15,336)
SPI 200 Index	Sell	8	6/20/13	944,223	24,138
Standard & Poor’s 500 E-Mini	Buy	160	6/21/13	13,032,000	385,906
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	6	6/20/13	839,624	12,565
Sugar #11	Sell	16	9/30/13	302,848	18,775
U.S. Treasury Long Bonds	Buy	1	9/19/13	140,031	(2,199)

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	21

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Futures Contracts Continued
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Sell	23	9/19/13	$3,220,719	$54,599
U.S. Treasury Nts., 2 yr.	Sell	16	9/30/13	3,522,250	3,284
U.S. Treasury Nts., 10 yr.	Sell	6	9/19/13	775,313	8,005

					$452,805

Written Options as of May 31, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
British Pound Sterling (GBP)	Call	720,000	1GBP per 1.521USD	6/7/13	$5,760	$(5,760)	$—
British Pound Sterling (GBP)	Put	720,000	1GBP per 1.521USD	6/7/13	5,094	(5,094)	—
Euro (EUR)	Call	840,000	1EUR per 1.299USD	6/7/13	6,853	(6,853)	—
Euro (EUR)	Put	840,000	1EUR per 1.299USD	6/7/13	6,733	(6,733)	—
Japanese Yen (JPY)	Put	110,000,000	1USD per 100.430JPY	6/7/13	10,548	(10,548)	—
Japanese Yen (JPY)	Call	111,000,000	1USD per 101.150JPY	6/5/13	8,549	(12,313)	(3,764)
Japanese Yen (JPY)	Put	111,000,000	1USD per 101.150JPY	6/5/13	8,549	(5,748)	2,801
Japanese Yen (JPY)	Call	111,000,000	1USD per 101.680JPY	6/6/13	8,902	(16,727)	(7,825)
Japanese Yen (JPY)	Put	111,000,000	1USD per 101.680JPY	6/6/13	8,892	(4,430)	4,462
Japanese Yen (JPY)	Call	112,000,000	1USD per 102.000JPY	6/4/13	8,400	(18,057)	(9,657)
Japanese Yen (JPY)	Put	112,000,000	1USD per 102.000JPY	6/4/13	8,400	(2,214)	6,186
Japanese Yen (JPY)	Call	110,000,000	1USD per 100.430JPY	6/7/13	10,668	(10,668)	—
Standard & Poor’s 500 Index (The)	Call	40	1,470.000	6/28/13	640,920	(640,920)	—
Standard & Poor’s 500 Index (The)	Call	40	1,710.000	6/28/13	4,520	(4,520)	—
Standard & Poor’s 500 Index (The)	Put	40	1,470.000	6/28/13	8,960	(8,960)	—
Standard & Poor’s 500 Index (The)	Put	320	1,400.000	12/19/14	2,408,628	(2,480,000)	(71,372)

					$3,160,376	$(3,239,545)	$(79,169)

22	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

Credit Default Swap Contracts as of May 31, 2013 are as follows:
Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Barrick Gold Corp.
Goldman Sachs International	Buy	$1,300,000	1%	6/20/18	$(34,157)	$54,110	$19,953

	Total	1,300,000			(34,157)	54,110	19,953
Block Financial LLC:
Citibank NA	Sell	650,000	5	6/20/18	(94,321)	113,149	18,828
Goldman Sachs International	Sell	650,000	5	6/20/18	(94,924)	113,149	18,225

	Total	1,300,000			(189,245)	226,298	37,053
Carnival Corp.
Credit Suisse International	Buy	1,320,000	1	6/20/18	16,771	(6,880)	9,891

	Total	1,320,000			16,771	(6,880)	9,891
Computer Sciences Corp.
Credit Suisse International	Sell	1,300,000	1	6/20/18	40,292	(29,467)	10,825

	Total	1,300,000			40,292	(29,467)	10,825
Devon Energy Corp.
Goldman Sachs International	Buy	1,280,000	1	6/20/18	(13,844)	(10,878)	(24,722)

	Total	1,280,000			(13,844)	(10,878)	(24,722)
Freeport-McMoRan Copper & Gold, Inc.
Goldman Sachs International	Buy	1,280,000	1	6/20/18	(29,745)	31,752	2,007

	Total	1,280,000			(29,745)	31,752	2,007
Genworth Financial, Inc.
JPMorgan Chase Bank NA	Sell	1,300,000	5	6/20/18	(187,945)	198,642	10,697

	Total	1,300,000			(187,945)	198,642	10,697
Quest Diagnostics, Inc.
JPMorgan Chase Bank NA	Buy	1,300,000	1	6/20/18	(11,536)	(10,420)	(21,956)

	Total	1,300,000			(11,536)	(10,420)	(21,956)
SLM Corp.
Deutsche Bank AG	Sell	1,300,000	5	6/20/18	(124,624)	97,859	(26,765)

	Total	1,300,000			(124,624)	97,859	(26,765)
Southwest Airlines Co.
Credit Suisse International	Sell	1,320,000	1	6/20/18	(8,934)	3,878	(5,056)

	Total	1,320,000			(8,934)	3,878	(5,056)

			Grand Total Buys		(72,511)	57,684	(14,827)
			Grand Total Sells		(470,456)	497,210	26,754

		Total Credit Default Swaps			$(542,967)	$554,894	$11,927

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$6,520,000	$—	BBB to BBB-

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	23

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of May 31, 2013 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month GBP BBA LIBOR
Barclays Bank plc	4,230,000	GBP	Six-Month GBP BBA LIBOR	1.788%	5/2/23	$(165,989)
Six-Month JPY BBA LIBOR
Barclays Bank plc	640,000,000	JPY	0.733%	Six-Month JPY BBA LIBOR	5/7/23	180,237
Three-Month SEK STIBOR SIDE
JPMorgan Chase Bank NA	42,520,000	SEK	2.078	Three-Month SEK STIBOR SIDE	5/6/23	158,404
Three-Month USD BBA LIBOR
Barclays Bank plc	$6,585,000		Three-Month USD BBA LIBOR	1.813	5/3/23	(292,662)

				Total Interest Rate Swaps		$(120,010)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

GBP	British Pounds Sterling
JPY	Japanese Yen
SEK	Swedish Krona

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
STIBOR SIDE	Stockholm Interbank Offered Rate

Total Return Swap Contracts as of May 31, 2013 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	2,690,809	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	$(62,382)

24	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

Total Return Swap Contracts Continued
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities: Continued
Citibank NA	2,595,600	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	$(113,135)
Deutsche Bank AG	3,272,700		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	187,732
Deutsche Bank AG	3,296,649		If positive, the Total Return of a Custom Basket of Securities	One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	2/6/14	(180,445)
Goldman Sachs International	20,791,857	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	5/12/14	(12,166)
Goldman Sachs International	3,235,684		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	5/8/14	262,991

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	25

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Total Return Swap Contracts Continued
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities: Continued
Goldman Sachs International	$9,672,868		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/4/14	$42,318
Goldman Sachs International	3,260,981		If positive, the Total Return of a Custom Basket of Securities	One-Month USD BBA LIBOR minus 75 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	5/6/14	(188,514)

				Reference Entity Total		(63,601)
HANG SENG Index futures contract expiring 6/27/13
Goldman Sachs International	13,382,950	HKD	If positive, the Total Return of the HANG SENG Index futures contract expiring 6/27/13	If negative, the absolute value of the Total Return of the HANG SENG Index futures contract expiring 6/27/13	5/6/13	10,196
S&P 100 Index:
Goldman Sachs International	284,414		If positive, the absolute value of the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of the S&P 100 Index	4/4/14	(4,004)
Goldman Sachs International	7,815,503		If positive, the absolute value of the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of the S&P 100 Index	1/16/14	(115,718)
Goldman Sachs International	1,176,711		If positive, the absolute value of the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of the S&P 100 Index	1/7/14	(17,637)

				Reference Entity Total		(137,359)

				Total of Total Return Swaps		$(190,764)

26	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
S&P	Standard & Poor’s

Volatility Swaps as of May 31, 2013 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
iShares MSCI Emerging Market expiring 7/5/13
Goldman Sachs International	$140		If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 467.03769 during the period 4/4/13 to 7/5/13	If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 467.03769 during the period 4/4/13 to 7/5/13	7/10/13	$(20,733)
AUD/USD spot exchange rate:
Credit Suisse International	5,300		9.500%	The Historic Volatility of the mid AUD/USD spot exchange rate during the period 5/10/13 to 6/12/13	6/14/13	12,218
JPMorgan Chase Bank NA	5,300		9.050	The Historic Volatility of the mid AUD/USD spot exchange rate during the period 5/13/13 to 6/13/13	6/17/13	14,596

				Reference Entity Total		26,814
CHF/NOK spot exchange rate:
Bank of America NA	5,100	CHF	9.300	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 5/29/13 to 6/26/13	6/28/13	(1,038)
Deutsche Bank AG	5,000	CHF	8.850	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 5/24/13 to 6/26/13	6/28/13	6,977
JPMorgan Chase Bank NA	5,100	CHF	8.750	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 5/23/13 to 6/26/13	6/28/13	8,106

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	27

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Volatility Swaps Continued
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
CHF/NOK spot exchange rate: Continued
Morgan Stanley Capital Services, Inc.	5,000	CHF	8.250%	The Historic Volatility of the mid CHF/NOK spot exchange rate duringthe period 5/30/13 to 7/1/13	7/3/13	$2,732

Total where Fund pays a fixed rate	20,200	CHF				16,777

Morgan Stanley Capital Services, Inc.	4,900	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 5/6/13 to 6/6/13	6.300%	6/10/13	(26,084)

Total where Fund pays a variable rate	4,900	CHF				(26,084)

				Reference Entity Total		(9,307)
CHF/USD spot exchange rate
Bank of America NA	5,300		12.300	The Historic Volatility of the mid CHF/USD spot exchange rate during the period 5/31/13 to 7/3/13	7/5/13	—
EUR/CAD spot exchange rate
Goldman Sachs Bank USA	4,100	EUR	The Historic Volatility of the mid EUR/CAD spot exchange rate during the period 5/28/13 to 6/26/13	7.450	6/28/13	86
GBP/CAD spot exchange rate:
Goldman Sachs Bank USA	3,400	GBP	6.900	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 5/20/13 to 6/20/13	6/24/13	1,396
JPMorgan Chase Bank NA	3,400	GBP	6.800	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 5/16/13 to 6/19/13	6/21/13	528
Morgan Stanley Capital Services, Inc.	3,500	GBP	7.500	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 5/17/13 to 6/19/13	6/21/13	(2,568)

				Reference Entity Total		(644)

28	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

Volatility Swaps Continued
Reference Entity/ Swap Counterparty	Notional Amount	Paid by the Fund	Received by the Fund	Termination Date	Value
iShares MSCI Emerging Market expiring 7/2/13:
Goldman Sachs International	$150	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 415.7521 during the period 4/2/13 to 7/2/13	If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 415.7521 during the period 4/2/13 to 7/2/13	7/8/13	$(14,713)
Goldman Sachs International	150	If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 406.0225 during the period 4/2/13 to 7/2/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 406.0225 during the period 4/2/13 to 7/2/13	7/8/13	22,304

			Reference Entity Total		7,591
iShares MSCI Emerging Market expiring 7/3/13:
Goldman Sachs International	150	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 426.8356 during the period 4/3/13 to 7/3/13	If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 426.8356 during the period 4/3/13 to 7/3/13	7/9/13	(16,235)
Goldman Sachs International	150	If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 416.9764 during the period 4/3/13 to 7/3/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 416.9764 during the period 4/3/13 to 7/3/13	7/9/13	8,402

			Reference Entity Total		(7,833)
iShares MSCI Emerging Market expiring 7/5/13:
Goldman Sachs International	140	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 473.667621 during the period 4/5/13 to 7/5/13	If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 473.667621 during the period 4/5/13 to 7/5/13	7/10/13	(19,564)

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	29

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Volatility Swaps Continued
Reference Entity/ Swap Counterparty	Notional Amount		Paid by the Fund	Received by the Fund	Termination Date	Value
iShares MSCI Emerging Market expiring 7/5/13: Continued
Goldman Sachs International	$140		If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 457.117861 during the period 4/4/13 to 7/5/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 457.117861 during the period 4/4/13 to 7/5/13	7/10/13	$13,634
Goldman Sachs International	140		If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 456.416496 during the period 4/5/13 to 7/5/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 456.416496 during the period 4/5/13 to 7/5/13	7/10/13	25,780

				Reference Entity Total		19,850
iShares MSCI Emerging Market expiring 7/8/13:
Goldman Sachs International	141		If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 453.2641 during the period 4/8/13 to 7/8/13	If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 453.2641 during the period 4/8/13 to 7/8/13	7/11/13	(15,283)
Goldman Sachs International	141		If positive, the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 436.3921 during the period 4/8/13 to 7/8/13	If negative, the absolute value of the realized variance in price change of the iShares MSCI Emerging Market less the variance strike price of 436.3921 during the period 4/8/13 to 7/8/13	7/11/13	17,518

				Reference Entity Total		2,235
NZD/EUR spot exchange rate
Citibank NA	4,000	EUR	9.900%	The Historic Volatility of the mid NZD/EUR spot exchange rate during the period 5/9/13 to 6/11/13	6/13/13	11,575
USD/NOK spot exchange rate:
Deutsche Bank AG	5,300		9.625	The Historic Volatility of the mid USD/NOK spot exchange rate during the period 5/15/13 to 6/19/13	6/21/13	1,471

30	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

Volatility Swaps Continued
Reference Entity/ Swap Counterparty	Notional Amount	Paid by the Fund	Received by the Fund	Termination Date	Value
USD/NOK spot exchange rate: Continued
Goldman Sachs Bank USA	$5,300	8.250%	The Historic Volatility of the mid USD/NOK spot exchange rate during the period 5/8/13 to 6/6/13	6/13/13	$6,439

			Reference Entity Total		7,910

			Total Volatility Swaps		$37,544

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling

Abbreviations/Definitions are as follows:

MSCI	Morgan Stanley Capital International
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of May 31, 2013 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount		Value
Bank of America NA:
	Volatility	5,100	CHF	$(1,038)
	Volatility	5,300		—

				(1,038)
Barclays Bank plc:
	Interest Rate	4,230,000	GBP	(165,989)
	Interest Rate	640,000,000	JPY	180,237
	Interest Rate	6,585,000		(292,662)

				(278,414)
Citibank NA:
	Credit Default Sell Protection	650,000		113,149
	Total Return	2,595,600	AUD	(113,135)
	Total Return	2,690,809	CAD	(62,382)
	Volatility	4,000	EUR	11,575

				(50,793)
Credit Suisse International:
	Credit Default Buy Protection	1,320,000		(6,880)
	Credit Default Sell Protection	2,620,000		(25,589)
	Volatility	5,300		12,218

				(20,251)

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	31

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Swap Summary Continued
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount		Value
Deutsche Bank AG:
	Credit Default Sell Protection	1,300,000		$97,859
	Total Return	6,569,349		7,287
	Volatility	5,000	CHF	6,977
	Volatility	5,300		1,471

				113,594
Goldman Sachs Bank USA:
	Volatility	4,100	EUR	86
	Volatility	3,400	GBP	1,396
	Volatility	5,300		6,439

				7,921
Goldman Sachs International:
	Credit Default Buy Protection	3,860,000		74,984
	Credit Default Sell Protection	650,000		113,149
	Total Return	34,174,807	HKD	(1,970)
	Total Return	25,446,161		(20,564)
	Volatility	1,442		1,110

				166,709
JPMorgan Chase Bank NA:
	Credit Default Buy Protection	1,300,000		(10,420)
	Credit Default Sell Protection	1,300,000		198,642
	Interest Rate	42,520,000	SEK	158,404
	Volatility	5,100	CHF	8,106
	Volatility	3,400	GBP	528
	Volatility	5,300		14,596

				369,856
Morgan Stanley Capital Services, Inc.:
	Volatility	9,900	CHF	(23,352)
	Volatility	3,500	GBP	(2,568)

				(25,920)

		Total Swaps		$281,664

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona

See accompanying Notes to Consolidated Financial Statements.

32	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    May 31, 2013

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $44,574,588)	$44,418,453
Affiliated companies (cost $18,603,936)	18,636,758
63,055,211
Cash	3,504,713
Cash used for collateral on futures	1,262,550
Cash used for collateral on OTC derivatives	592,240
Unrealized appreciation on foreign currency exchange contracts	45,348
Appreciated swaps, at value (upfront payments paid $441,092)	1,506,442
Depreciated swaps, at value (upfront payments paid $133,558)	101,737
Receivables and other assets:
Investments sold	2,462,911
Dividends	611,046
Futures margins	34,325
Shares of beneficial interest sold	84,104
Closed foreign currency contracts	57,703
Other	6,995
Total assets	73,325,325
Liabilities
Short positions, at value (proceeds of $1,649,518)—see accompanying consolidated statement of investments	1,629,371
Appreciated options written, at value (premiums received $25,841)	12,392
Depreciated options written, at value (premiums received $2,434,479)	2,527,097
Options written, at value (premiums received $700,056)	700,056
Unrealized depreciation on foreign currency exchange contracts	276,967
Appreciated swaps, at value (upfront payments received $57,063)	36,347
Depreciated swaps, at value (upfront payments paid $25,380)	1,290,168
Payables and other liabilities:
Investments purchased	1,192,909
Futures margins	233,658
Shares of beneficial interest redeemed	125,209
Shareholder communications	12,008
Closed foreign currency contracts	8,693
Trustees’/Directors’ compensation	6,388
Distribution and service plan fees	4,198
Transfer and shareholder servicing agent fees	1,795
Other	76,856
Total liabilities	8,134,112
Net Assets	$65,191,213
Composition of Net Assets
Par value of shares of beneficial interest	$2,525
Additional paid-in capital	67,593,719
Accumulated net investment income	145,660
Accumulated net realized loss on investments and foreign currency transactions	(2,329,102)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(221,589)
Net Assets	$65,191,213

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	33

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $19,033,902 and 739,495 shares of beneficial interest outstanding)	$25.74
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.31
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $636,986 and 24,920 shares of beneficial interest outstanding)	$25.56
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $45,183,340 and 1,747,425 shares of beneficial interest outstanding)	$25.86
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $336,985 and 13,161 shares of beneficial interest outstanding)	$25.61

See accompanying Notes to Consolidated Financial Statements.

34	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS    For the Year Ended May 31, 2013

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$147,295
Dividends	149
Net expenses	(6,876)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	140,568
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	163,929
Dividends	119
Net expenses	(8,018)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	156,030
Total allocation of net investment income from master funds	296,598
Investment Income
Interest	1,283,414
Dividends:
Unaffiliated companies	275,514
Affiliated companies	13,588
Total investment income	1,572,516
Expenses
Management fees	323,973
Distribution and service plan fees:
Class A	2,069
Class C	2,482
Transfer and shareholder servicing agent fees:
Class A	983
Class C	1,055
Class I	455
Class Y	4,194
Shareholder communications:
Class A	27,131
Class C	9,599
Class I	291
Class Y	1,336
Legal, auditing and other professional fees	83,599
Custodian fees and expenses	52,383
Trustees’/Directors’ compensation	13,543
Other	13,702
Total expenses	536,795
Less waivers and reimbursements of expenses	(92,784)
Net expenses	444,011
Net Investment Income	1,425,103

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	35

CONSOLIDATED STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(1,364,652)
Closing and expiration of option contracts written	2,653,974
Closing and expiration of futures contracts	134,919
Foreign currency transactions	(2,041,164)
Short positions	(5,287)
Swap contracts	620,441
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	60,505
Oppenheimer Master Loan Fund, LLC	(7,013)
Net realized gain	51,723
Net change in unrealized appreciation/depreciation on:
Investments	190,102
Translation of assets and liabilities denominated in foreign currencies	(296,461)
Futures contracts	451,169
Option contracts written	(246,443)
Short positions	20,147
Swap contracts	(14,413)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	59,514
Oppenheimer Master Loan Fund, LLC	47,174
Net change in unrealized appreciation/depreciation	210,789
Net Increase in Net Assets Resulting from Operations	$1,687,615

1. The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

36	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2013	Year Ended May 31, 2012[1]
Operations
Net investment income	$1,425,103	$855,608
Net realized gain (loss)	51,723	(2,335,988)
Net change in unrealized appreciation/depreciation	210,789	(363,921)
Net increase (decrease) in net assets resulting from operations	1,687,615	(1,844,301)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(656,398)	(723,091)
Class C	(7,946)	—
Class I	(363)	—
Class Y	(615)	—
	(665,322)	(723,091)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,664,130	131,406
Class C	603,221	38,572
Class I	45,794,846	10,000
Class Y	(728,331)	10,000
	47,333,866	189,978
Net Assets
Total increase (decrease)	48,356,159	(2,377,414)
Beginning of period	16,835,054	19,212,468
End of period (including accumulated net investment income of $145,660 and $815,007, respectively)	$65,191,213	$16,835,054

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	37

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2013	Year Ended May 31, 2012[1]	Year Ended May 31, 2011	Year Ended May 28, 2010[2]	Year Ended May 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$24.84	$28.68	$26.04	$26.75	$31.03
Income (loss) from investment operations:
Net investment income[3]	1.12	1.28	1.93	.30	.64
Net realized and unrealized gain (loss)	.72	(4.04)	.71	(.63)	(1.46)
Total from investment operations	1.84	(2.76)	2.64	(.33)	(.82)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.94)	(1.08)	—	(.36)	(1.41)
Tax return of capital distribution	—	—	—	(.02)	—
Distributions from net realized gain	—	—	—	—	(2.05)
Total dividends and/or distributions to shareholders	(.94)	(1.08)	—	(.38)	(3.46)
Net asset value, end of period	$25.74	$24.84	$28.68	$26.04	$26.75
Total Return, at Net Asset Value[4]	7.52%	(9.66)%	10.14%	(1.25)%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,034	$16,777	$19,212	$17,446	$17,920
Average net assets (in thousands)	$17,966	$17,468	$18,525	$17,695	$19,141
Ratios to average net assets:[5]
Net investment income	4.34%[6]	4.89%[6]	6.96%[6]	1.15%	2.22%
Total expenses	1.68%[6,7]	1.96%[6,7]	1.72%[6,7]	1.45%[7]	1.51%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[6]	1.47%[6]	1.68%[6]	1.40%	1.46%
Portfolio turnover rate	58%[8]	253%[8]	243%	409%	409%

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

2. May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2013	1.71%
Year Ended May 31, 2012	1.97%
Year Ended May 31, 2011	1.76%
Year Ended May 28, 2010	1.50%
Year Ended May 31, 2009	1.55%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

38	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class C	Year Ended May 31, 2013	Period Ended May 31, 2012[1],2
Per Share Operating Data
Net asset value, beginning of period	$24.77	$24.82
Income (loss) from investment operations:
Net investment income[3]	.75	.35
Net realized and unrealized gain (loss)	.86	(.40)
Total from investment operations	1.61	(.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.82)	—
Tax return of capital distribution	—	—
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	(.82)	—
Net asset value, end of period	$25.56	$24.77
Total Return, at Net Asset Value[4]	6.59%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$637	$38
Average net assets (in thousands)	$252	$25
Ratios to average net assets:[5,6]
Net investment income	2.95%	4.20%
Total expenses[7]	6.58%	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.22%	2.23%
Portfolio turnover rate[8]	58%	253%

1. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2013	6.61%
Period Ended May 31, 2012	10.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	39

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class I	Year Ended May 31, 2013	Period Ended May 31, 2012[1],2
Per Share Operating Data
Net asset value, beginning of period	$24.86	$24.82
Income (loss) from investment operations:
Net investment income[3]	.71	.43
Net realized and unrealized gain (loss)	1.19	(.39)
Total from investment operations	1.90	.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	—
Tax return of capital distribution	—	—
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	(.90)	—
Net asset value, end of period	$25.86	$24.86
Total Return, at Net Asset Value[4]	7.81%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,183	$10
Average net assets (in thousands)	$1,638	$10
Ratios to average net assets:[5,6]
Net investment income	3.34%	5.15%
Total expenses[7]	1.18%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.16%
Portfolio turnover rate[8]	58%	253%

1. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

40	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class Y	Year Ended May 31, 2013	Period Ended May 31, 2012[1],2
Per Share Operating Data
Net asset value, beginning of period	$24.85	$24.82
Income (loss) from investment operations:
Net investment income[3]	.93	.42
Net realized and unrealized gain (loss)	.85	(.39)
Total from investment operations	1.78	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.02)	—
Tax return of capital distribution	—	—
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	(1.02)	—
Net asset value, end of period	$25.61	$24.85
Total Return, at Net Asset Value[4]	7.33%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337	$10
Average net assets (in thousands)	$16,385	$10
Ratios to average net assets:[5,6]
Net investment income	3.56%	4.99%
Total expenses[7]	1.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.31%
Portfolio turnover rate[8]	58%	253%

1. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Multi Strategies Fund (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to May 31, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $973,448; other assets increased $82,133; payables and other liabilities increased $43,640 and investments at value, wholly-owned subsidiary decreased $1,011,941. For the year ended May 31, 2013, the financial statement line items on the Consolidated Statements of

42	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $56,830; net realized gain includes $115,901 of losses realized by the Subsidiary and net change in unrealized appreciation includes ($6,346) of change experienced by the Subsidiary. For the year ended May 31, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $40,533; net realized loss decreased $39,824 and net change in unrealized depreciation increased by $709. For the year ended May 31, 2013, the changes to the net investment income, total expenses and expenses after payments, waivers and/or reimbursements and reduction to custodian expenses ratios (the “Ratios”) on the Consolidated Financial Highlights were immaterial. For the year ended May 31, 2012, the changes to the Ratios were as follows: 0.23% for Class A shares, 0.67% for Class C shares, 0.68% for Class I shares and 0.68% for Class Y shares.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 31, 2013, the Fund had sold securities issued on a when-issued or delayed delivery basis basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$1,649,518

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of May 31, 2013 is as follows:

Cost	$267,680
Market Value	$171,875
Market Value as a % of Net Assets	0.26%

Investment in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Multi Strategies Fund

44	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

(Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended May 31, 2013, the Subsidiary has a deficit of $56,830 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At May 31, 2013, the Fund owned 10,000 shares with a market value of $3,557,864.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

46	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4,5]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$182,181	$2,356,812	$211,159

1. As of May 31, 2013, the Fund elected to defer $125,567 of late year ordinary losses.

2. As of May 31, 2013, the Fund had $2,356,005 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$978,916
No expiration	1,377,089

Total	$2,356,005

Of these losses, $2,356,005 are subject to Sec. 382 loss limitation rules resulting from an ownership change. These limitations will reduce the utilization of these losses to a maximum of $1,804,204 per year.

3. The Fund had $807 of straddle losses which were deferred.

4. During the fiscal year ended May 31, 2013, the Fund utilized $1,374,072 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended May 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Accordingly, the following amounts have been reclassified for May 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments[6]
$174,709	$1,429,128	$1,254,419

6. $174,978, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 was as follows:

	Year Ended May 31, 2013	Year Ended May 31, 2012
Distributions paid from:
Ordinary income	$665,322	$723,091

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$63,278,584
Federal tax cost of other investments	(4,502,541)

Total federal tax cost	$58,776,043

Gross unrealized appreciation	$2,059,073
Gross unrealized depreciation	(2,270,232)

Net unrealized depreciation	$(211,159)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

48	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and

50	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on:

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

52	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$5,303,844	$—	$—	$5,303,844
Mortgage-Backed Obligations	—	907,347	—	907,347
U.S. Government Obligations	—	4,046,975	—	4,046,975
Non-Convertible Corporate Bonds and Notes	—	20,361,804	—	20,361,804
Event-Linked Bonds	—	9,934,218	—	9,934,218
Options Purchased	677,600	—	—	677,600
Investment Companies	18,617,577	3,205,846	—	21,823,423

Total Investments, at Value	24,599,021	38,456,190	—	63,055,211
Other Financial Instruments:
Futures margins	34,325	—	—	34,325
Foreign currency exchange contracts	—	45,348	—	45,348
Appreciated swaps, at value	—	1,506,442	—	1,506,442
Depreciated swaps, at value	—	101,737	—	101,737

Total Assets	$24,633,346	$40,109,717	$—	$64,743,063

Liabilities Table
Other Financial Instruments:
Mortgage-Backed Obligations Sold Short	$—	$(1,629,371)	$—	$(1,629,371)
Futures margins	(233,658)	—	—	(233,658)
Foreign currency exchange contracts	—	(276,967)	—	(276,967)
Options written, at value	—	(700,056)	—	(700,056)
Appreciated options written, at value	—	(12,392)	—	(12,392)
Depreciated options written, at value	(2,480,000)	(47,097)	—	(2,527,097)
Swaps, at value	—	—	—	—
Appreciated swaps, at value	—	(36,347)	—	(36,347)
Depreciated swaps, at value	—	(1,290,168)	—	(1,290,168)

Total Liabilities	$(2,713,658)	$(3,992,398)	$—	$(6,706,056)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2013		Year Ended May 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	73,156	$1,897,202	6,518	$161,406
Dividends and/or distributions reinvested	1,113	28,060	—	—
Redeemed	(10,084)	(261,132)	(1,208)	(30,000)

Net increase	64,185	$1,664,130	5,310	$131,406

Class C
Sold	24,310	$627,881	1,553	$38,572
Dividends and/or distributions reinvested	303	7,617	—	—
Redeemed	(1,246)	(32,277)	—	—

Net increase	23,367	$603,221	1,553	$38,572

Class I
Sold	1,752,780	$45,944,775	403	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(5,758)	(149,929)	—	—

Net increase	1,747,022	$45,794,846	403	$10,000

Class Y
Sold	1,782,576	$45,381,075	403	$10,000
Dividends and/or distributions reinvested	8	203	—	—
Redeemed	(1,769,826)	(46,109,609)	—	—

Net increase (decrease)	12,758	$(728,331)	403	$10,000

1. For the year ended May 31, 2012 for Class A shares, and for the period from January 27, 2012 (inception of offering) to May 31, 2012, for Class C, Class I and Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$32,926,275	$14,532,274
To Be Announced (TBA) mortgage-related securities	5,841,421	4,110,486

54	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Manager also provides investment management related services to the Subsidiary.

The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreements, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fees paid to the Sub-Adviser are paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan,

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$2,102

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2013	$4,085	$—	$167

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the period, this waiver reduced the Fund’s management fee by $17,089.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to

56	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the year ended May 31, 2013, the Manager waived fees and/or reimbursed the Fund $41,117, $10,562, $490 and $566 for Class A, Class C, Class I and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and the Master Funds. During the year ended May 31, 2013, the Manager waived fees and/or reimbursed the Fund $22,791 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Class C shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended May 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class C	$169

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and

58	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,711,231, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $409,138 as of May 31, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 31, 2013, the Fund has required certain counterparties to post collateral of $269,473.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of May 31, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,069,627 for which the Fund has posted collateral of $1,082,472. If a contingent feature would have been triggered as of May 31, 2013, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Consolidated Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Consolidated Statement of Investments.

Valuations of derivative instruments as of May 31, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$510,802		Appreciated swaps, at value	$36,347
Credit contracts	Depreciated swaps, at value	101,737		Depreciated swaps, at value	21,298
Equity contracts	Appreciated swaps, at value	503,237		Depreciated swaps, at value	694,001
Interest rate contracts	Appreciated swaps, at value	338,641		Depreciated swaps, at value	458,651
Volatility contracts	Appreciated swaps, at value	153,762		Depreciated swaps, at value	116,218
Commodity contracts	Futures margins	14,092	*	Futures margins	33,725	*
Equity contracts	Futures margins	7,047	*	Futures margins	199,464	*
Interest rate contracts	Futures margins	13,186	*	Futures margins	469	*
Foreign exchange contracts	Closed currency contracts	57,703		Closed currency contracts	8,693
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	45,348		Unrealized depreciation on foreign currency exchange contracts	276,967
Equity contracts				Depreciated options written, at value	2,480,000
Equity contracts				Written options, at value	654,400
Foreign exchange contracts				Appreciated options written, at value	12,392
Foreign exchange contracts				Depreciated options written, at value	47,097
Foreign exchange contracts				Written options, at value	45,656
Equity contracts	Investments, at value	677,600	**

Total		$2,423,155			$5,085,378

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$—	$(115,901)	$—	$—	$(115,901)

60	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$27,041	$27,041
Equity contracts	(2,335,119)	1,784,436	(39,889)	—	833,380	242,808
Foreign exchange contracts	842,424	869,538	—	(1,161,999)	—	549,963
Interest rate contracts	—	—	108,061	—	104,561	212,622
Volatility contracts	—	—	182,648	—	(344,541)	(161,893)

Total	$(1,492,695)	$2,653,974	$134,919	$(1,161,999)	$620,441	$754,640

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$(6,346)	$—	$—	$(6,346)
Credit contracts	—	—	—	—	(31,453)	(31,453)
Equity contracts	(118,051)	(238,646)	413,288	—	125,088	181,679
Foreign exchange contracts	—	(7,797)	—	(273,736)	—	(281,533)
Interest rate contracts	—	—	44,227	—	(174,614)	(130,387)
Volatility contracts	—	—	—	—	66,566	66,566

Total	$(118,051)	$(246,443)	$451,169	$(273,736)	$(14,413)	$(201,474)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended May 31, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $6,900,790 and $7,716,440, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

62	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $9,444,288, and $9,901,493 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $287,455 on purchased put options.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 31, 2013, the Fund had an ending monthly average market value of $225,846 and $942,860 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended May 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	36	$257,130	18	$3,061
Options written	8,341,966,066	6,639,235	8,312,432,179	12,640,117
Options closed or expired	(4,946,945,705)	(1,553,662)	(3,052,931,837)	(9,638,426)
Options exercised	(2,949,460,317)	(4,648,131)	(4,813,940,000)	(538,948)

Options outstanding as of May 31, 2013	445,560,080	$694,572	445,560,360	$2,465,804

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

64	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Consolidated Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

For the year ended May 31, 2013, the Fund had ending monthly average notional amounts of $4,091,108 and $3,972,308 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended May 31, 2013, the Fund had ending monthly average notional amounts of $6,914,291 and $7,126,088 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a

66	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended May 31, 2013, the Fund had ending monthly average notional amounts of $13,330,008 and $8,191,524 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment and the variance strike price multiplied by the notional amount.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to make a payment if the realized price variance of the reference asset exceeds the variance strike price over the period of the contract. If the realized variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to make a payment if the realized price variance of the reference asset is less than the variance strike price over the period of the contract. If the realized variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended May 31, 2013, the Fund had ending monthly average notional amounts of $25,080 and $30,627 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

7. Restricted Securities

As of May 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

68	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

70	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi Strategies Fund and subsidiary, including the consolidated statement of investments, as of May 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi Strategies Fund and subsidiary as of May 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, Oppenheimer Global Multi Strategies Fund has elected to change its method of accounting for its investment in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., a wholly-owned investment company.

KPMG LLP

Denver, Colorado

July 18, 2013

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	71

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 9.07% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $27,694 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2013, the maximum amount allowable but not less than $327,796 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

72	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	73

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

74	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2006) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	75

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	77

TRUSTEES AND OFFICERS    Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Wong, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2006) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset
Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	79

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

80	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND	81

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA0853.001.0513 July 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $38,700 in fiscal 2013 and $38,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $1,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $508,480 in fiscal 2013 and $432,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $4,800 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $307,163 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $815,643 in fiscal 2013 and $439,106 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013